Exhibit 99.1

2008 Analyst Presentation December 2008

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

Agenda Review 2008 Performance Key 2009 Year-Over-Year Improvement Factors Q&A Session

Strategic Thrust Has Not Changed Focus on changes that capture more value in our system Capture rate improvements Non-capital optimization: fuel oil and diesel yield modifications, crude flexibility Capital programs: Golden Eagle coker and Amorco dock, logistics Selectively increased retail exposure Cost reductions Energy and maintenance efficiencies Technology: supply chain management Match capital spending with expected operating cash flow to maintain a strong balance sheet

What's Changed...Lower Margin Outlook 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Actual 12.3 18.28 20.18 22.59 23.7 15.6 2007 Tesoro Base 17.57333832 16.73523924 15.39101282 16.85930287 20.3791633 20.32807551 20.37332092 21.45718108 21.88695555 June 2007 Actual 19.4 2008 YTD 9.69 2007 10-Yr Forecast 13.76 13.4 10.1 8.99 9.33 11 10.91 11.13 11.66 2) 10-yr outlook was for lower margins that were adequate to fund our capital program and provide free cash flow $/bbl Tesoro Index and 10-Yr Outlook In June 2007 when we started planning for 2008, margins were over $19/bbl 3) 2008 YTD margins are under $10/bbl, well below what we expected

Delivering On Our Strategic Objectives In 2008 May 7th, 2008 - "When we began 2008, we knew the trends from the last half of 2007 would make the year more challenging..." "Our goals are simple...generate enough cash flow from operations to fund our high-graded capital program... Our other goal is to reduce...revolving credit debt by managing working capital." - Bruce Smith, 1st Quarter Conference Call

Actions Taken to Achieve 2008 Goals Optimized Working Capital to Match Lower Demand Lower demand = lower inventory requirements Throughput (MBPD) Inventories (MMbbls)

Actions Taken to Achieve 2008 Goals Optimized Working Capital to Match Lower Demand Lower demand = lower inventory requirements High Graded and Reduced Capital Program $ in millions 2008 Capital Program Less than

Actions Taken to Achieve 2008 Goals Optimized Working Capital to Match Lower Demand Lower demand = lower inventory requirements High Graded and Reduced Capital Program Improved Sustainable Capture Rates Added feedstock flexibility Shifted product yield from gasoline to distillate Optimized profitability of the last barrel

Improved Sustainable Capture Rates: California 4Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008e Gasoline 0 -0.02 -0.06 -0.08 -0.07 Distillate 0.01 0.01 0.06 0.08 0.08 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008e Heavy 89 93 85 98 80 92 87 97 71 119 168 174 157 144 188 200 Light 55 70 76 63 64 69 77 61 37 82 83 82 83 82 66 38 MBPD Production Change From 3Q 2007 Golden Eagle delayed coker Los Angeles crude contracts Los Angeles dock expansion project Non-capital shift to distillate West Coast export capability California Throughput

Improved Sustainable Capture Rates: Mid-Continent 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 Wyoming Sweet discount to WTI -3.009344262 -4.19140625 -4.30296875 -6.79 -19.95306452 -13.22238095 -9.372580645 -12.4466129 -9.399180328 -4.691269841 -7.31031746 -13.7816129 -8.613770492 -6.1940625 -12.02578125 -12.44861111 4Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008e Gasoline 0.02 0 0 -0.01 -0.02 Diesel -0.01 0 0.01 0.01 0.03 $/bbl Production Change From 3Q 2007 Mid-Continent crude discounts Significant and stable Term contracts with local producers Crude gathering system benefit Non-capital shift to distillate Agriculture industry demand Mid-Continent Crude Discounts (Source: Platts)

Actions Taken to Achieve 2008 Goals Optimized Working Capital to Match Lower Demand Lower demand = lower inventory requirements High Graded and Reduced Capital Program Improved Sustainable Capture Rates Added feedstock flexibility Shifted product yield from gasoline to distillate Optimized profitability of the last barrel Reduced Operational & Administrative Costs 2nd Half 2008e - $31 million lower compared to 1st Half 2008

Reduced Operational & Administrative Costs 2nd Half 2008e Cost Savings versus 1st Half 2008 2nd Half 2008e Cost Savings versus 1st Half 2008 Refining (non-energy) $ 12 Purchased Energy 8 Marketing 5 All Other 6 Total Cost Reductions* $ 31 * Includes a normalized bonus accrual impact

4Q 2007 1Q 2008 2Q 2008 3Q 2008 Revolver Borrowings 120 545 245 Cash 23 41 24 184 Cash Flow* Capex Debt Div., Other Ending Cash** 62 344 224 182 184 West 782 500 122 38 $ in millions * Includes $23 million of Cash on Balance Sheet at year end 2007 and $782 million of Cash Flow from Operations through 3Q 2008 ** Through September 30, 2008 We Achieved Our Goals! $ in millions 805

Agenda Review 2008 Performance Key 2009 Year-Over-Year Improvement Factors Improvement Platform

2009 Improvement Platform What We Expect From The Market: More of the same What You Can Expect From Tesoro: Sustainable and substantial improvements in capture rate Lower break-even costs Flexible capital program built for low margins, but with well- defined investment opportunities with upside potential

2009 Expected Improvements Sustainable and substantial improvements in capture rate Crude and Feedstock Product Realizations/Optimizations Transportations savings Production and Yields Capital Program

Crude and Feedstocks Description: Lower crude costs through benefits of the prior years' capital program, shipping economies of scale and increased crude flexibility across the system Examples: Utilize improved logistics capability to optimize LA foreign/domestic crude mix Lower transportation costs through split cargoes of heavy crude in the California region Utilization of Panama logistics assets expand universe of economic crude options Benefit of crude contracts in the Mid-Continent Utilize logistics and asset position to leverage exposure to advantaged crude and feedstocks Cumulative incremental EBITDA - $110 million

Product Realizations / Optimization Description: Improve cost of feedstock and product purchases Matching production to demand Examples: Optimize channels of trade Maximize turnaround and system synergy capture Continued working capital focus and visibility Utilize logistics and asset position to balance system capabilities with market demands Cumulative incremental EBITDA - $40 million

Transportation Savings Description: Match the utilization of logistics assets to the current market environment Utilize new system visibility into distribution costs Examples: Rationalize use of barge and Jones Act ship fleet to planned refinery production levels Reduce 3rd party terminal and pipeline fees with focus on meeting local demand Optimize use of spot versus term shipping charters Cumulative incremental EBITDA - $ 60 million

Production and Yields Description: Optimize refinery operations around max distillate mode and fuel oil optionality Examples: Increase stream day run rates for Golden Eagle and Los Angeles cokers Increasing system diesel and jet production capability through optimization of distillate blendstocks Fuel oil optionality: coker/ROSE unit feedstock versus sales Cumulative incremental EBITDA - $55 million

Capital Program 2009 Benefits From 2008 Capital Program ($ in millions) 2009 Benefits From 2008 Capital Program ($ in millions) Project Project Golden Eagle Coker $ 65 Increased Diesel Yield 10 Reduced Heavy Product Yields 7 Miscellaneous Small Yield Projects 6 Improved LPG Recovery at LAR 4 Wilmington Truck Rack Expansion 3 Energy Projects 10 2009 Incremental EBITDA Benefit over 2008 $ 105

2009 Improvement Platform 2009 Incremental EBITDA Over 2008 ($ in millions) 2009 Incremental EBITDA Over 2008 ($ in millions) Non-Capital Improvements Non-Capital Improvements Crude and Feedstocks $ 110 Product Realizations / Optimization 40 Transportation Savings 60 Production and Yields 55 Capital Capital Full Year Benefit of 2008 Capital Program 105 2009 Incremental EBITDA Benefit Over 2008 $ 370 Improves capture rate by 22% See appendix for assumptions

Higher Realizations, Lower Market Environment $/bbl Capture Rate Increased capture rates provide gross margin growth despite the expected falling market environment 22% capture rate increase See appendix for assumptions

Agenda Review 2008 Performance Key 2009 Year-Over-Year Improvement Factors Improvement Platform Expense Review

2009 Expense Reduction Focus Areas: Goal: Attack costs in these focus areas, which constitutes a substantial portion of total operating expenses Maintenance Processes Energy Consumption

Energy Efficiency Programs Focus Areas: Plan for lower operational throughput Non-capital and carry over capital improvement projects Enhanced product recovery from internally produced fuel improves capture rate and enables energy conservation Goal: Save $45 million per year by 2010 vs. 2008 Annual change, $ in millions $45 in savings All years assume 2009 natural gas pricing for both consumed and purchased energy; see appendix for assumptions

Maintenance Efficiency Programs Focus Areas: Maintain safety/environmental stewardship Sustain recent reliability gains Focus on high maintenance equipment and improved work processes Goal: Save $40 million per year by 2010 $ in millions All years assume 2009 constant dollar pricing

Administrative Programs 2008 Accomplishments* Total headcount down 6.2% from February 2008 peak Administrative contractors down 32% from June 2008 peak Administrative headcount down 4.8% from March 2008 peak 2009 Focus Areas: Continue to rationalize administrative function costs and headcount Maintain 2009 budget at revised 2008 spend levels (excluding non-controllables, bonus and stock-based compensation) Reduce contract labor Goal: 2009 Spend = no more than 2008 * Headcount data as of November 2008

Agenda Review 2008 Performance Key 2009 Year-Over-Year Improvement Factors Improvement Platform Expense Review Capital Review

2009 Capital Program Regulatory, 290 Turnaround, 140 Maintenance, 120 Income Imp., 30 CI&L, 20 California, 365 Pacific Northwest, 90 Mid-Pacific, 30 Mid-Continent, 70 Admin., 45 2009 Capital Program is $600 million $ in millions

2009 Capital Program $ in millions * 2008e, 2009e and 2010e as presented at the 2007 Analyst Day ** Current estimates as of December 2008 Preserving the balance sheet by spending within operating cash flow Less than

Result Of The 2009 Improvements $/bbl Reduce cash breakeven by over $2.50/bbl See appendix for assumptions

Income Improvement Capital Projects in Execution Projects in Execution Total Projects: 20 Average Project Spend: $ 2-3 million Full Year EBITDA: $ 34 million Strategy: Funded from operating cash flow High return Quick execution "In the Hopper" "In the Hopper" Total Project Ideas: Greater than 300 Average Project spend: $2 - 3 million Average simple payback: Two years Strategy: Fund from available capital High return Quick execution

Conclusions We expect higher gross margins in 2009 than 2008 despite a lower and more challenging market environment Capture rates continue to improve 2009 improvement programs and capital projects lower breakeven costs by over $2.50/bbl Lower margin environment generates adequate operating cash flow to cover our flexible capital spending program Fiscal responsibility maintains the strength of our balance sheet Quick hit income program is ready if funds are available

2008 Analyst Presentation December 2008

Appendix

Assumptions Slides 23, 24, 27, 33 - Commodity Prices & Margin Assumptions: 2009 Crude Price: $75/bbl 2009 Index: $8.98/bbl 2009 Henry Hub Natural Gas: $5.65/Mmbtu Slide 33 - Cash Breakeven Assumptions: Cash Breakeven Before Improvements 2008e expenses before improvements 2008e expenses adjusted for 2009e energy price 2008e capital program Based on 2009e throughput Cash Breakeven After Improvements Margin capture after 2009 improvements Expenses after 2009 improvements 2009e capital program Based on 2009e throughput